UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 8, 2015

Date of report (Date of earliest event reported)

Nexvet Biopharma

public limited company

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-36828	98-1205017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

National Institute for Bioprocessing Research and Training

Fosters Avenue, Mount Merrion, Blackrock, Co. Dublin, Ireland

(Address of principal executive offices, including Zip Code)

+353 (1) 901 0339

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Brazilian regulatory authority (ANVISA) imposes certain requirements regarding segregation of human and veterinary manufacturing areas. In light of costs associated with these requirements, Nexvet Biopharma public limited company (the “Company”) and its prior manufacturer, Lonza Sales AG, were unable to agree on acceptable terms for commercial supply.

On June 8, 2015, the Company issued a press release regarding its new manufacturing arrangement with Fujifilm. The Company’s press release is filed herewith as Exhibit 99.1 and incorporated herein by reference. Fujifilm has advised the Company that it can satisfy the applicable segregation requirements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press release dated June 8, 2015 regarding manufacturing arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nexvet Biopharma public limited company

By:	/s/ Mark Heffernan, Ph.D
Name:	Mark Heffernan
Its:	Chief Executive Officer

Date: June 8, 2015